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                                                                    EXHIBIT 10.5

                                   KTL, INC.
                                   ---------

                          GUARANTEE OF 12 1/4% SENIOR
                     SUBORDINATED NOTES DUE 2005, SERIES B
                     -------------------------------------

     Reference is made to the Indenture, dated as of November 15, 1995 (as in effect from time to time, the "Indenture"), among The Bank of New York, as
                               ---------
trustee, AmeriTruck Distribution Corp., a Delaware corporation (the "Company"),
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and the Subsidiaries of the Company named as Guarantors in the Indenture.
Defined terms used in this Guarantee (the "Subsequent Guarantee") without
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definition have the meanings given them in the Indenture.

     Pursuant to the Indenture, the Company has previously issued and sold $100,000,000 aggregate principal amount of its 12 1/4% Senior Subordinated Notes Due 2005 (the "Old Notes"). As contemplated by the Indenture, the Company
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subsequently issued $100,000,000 aggregate principal amount of its 12 1/4%
Senior Subordinated Notes Due 2005, Series B in exchange for the Old Notes.

     The undersigned (the "Subsequent Guarantor"), for consideration received,
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jointly and severally with the other Guarantors unconditionally and irrevocably guarantees on a senior subordinated basis to each Holder and to the Trustee, as applicable, (i) the due and punctual payment of the principal of and interest on the Notes (including interest, to the extent allowable, accruing after the filing of a petition under any Bankruptcy Law), when and as the same shall become due and payable, whether at Stated Maturity, as a result of redemption, by acceleration or otherwise, (ii) the due and punctual payment of interest on overdue principal of, premium and interest, if any, on the Notes, to the extent lawful, (iii) the due and punctual performance of all other obligations under the Indenture to the Holders or the Trustee including payment obligations under
Section 7.07 of the Indenture, all in accordance with the terms of such Notes and the Indenture, and (iv) in the case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at Stated Maturity, at redemption, by acceleration or otherwise, to be paid by such Subsequent Guarantor or through the other Guarantors as provided below. The Subsequent Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by (and waives any defense that may arise out of), any invalidity, irregularity or unenforceability of any such Note or the Indenture, any failure to enforce the provisions of any such Note or the Indenture, any waiver, modification or indulgence granted to the Company with respect thereto by any Holder or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Subsequent Guarantor hereby waives diligence, presentment, filing of claims with a court in the event of a
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merger or bankruptcy of the Company, any right to require a proceeding first against the Company, the benefit of discussion, protest or notice with respect to any such Note or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsequent Guarantee will not be discharged as to any such Note or the Trustee except as provided in Section 11.04 of the Indenture or by payment in full of the principal thereof and interest thereon (as provided in Section 8.01 or 8.02(a) of the Indenture and, in the case of
Section 8.02(a), subject to Section 8.05 of the Indenture) and payment in full of the obligations set forth in Section 7.07 of the Indenture. The Subsequent Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Six of the Indenture for the purpose of this Subsequent Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such obligations as provided in Article Six of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Subsequent Guarantee. In addition, without limiting the foregoing provisions, upon the effectiveness of an acceleration under Article Six of the Indenture, the Trustee shall promptly make a demand for payment on the Notes under the Guarantee provided for in Article Eleven of the Indenture and not discharged. The obligations of each Guarantor under Article 11 of the Indenture and this Subsequent Guarantee shall be joint and several. For purposes of Article Eleven of the Indenture and this Subsequent Guarantee, each Guarantor's liability (a Guarantor's "Base Guaranty
                                                                 -------------
Liability") shall be that amount from time to time equal to the aggregate
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liability of a Guarantor under Article 11 of the Indenture and this Subsequent
Guarantee, but shall be limited to the least of (A) the aggregate amount of the obligation as stated in the first sentence of Section 11.01 of the Indenture and this paragraph with respect to the Notes issued pursuant to the Indenture or (B) the amount, if any, which would not have (i) rendered such Guarantor "insolvent" (as such term is defined in Section 101(32) of Title 11 of the U.S. Code and in Section 271 of the Debtor and Creditor Law of the State of New York, as each is in effect at the date of the Indenture) or (ii) left it with unreasonably small capital at the time its Guarantee of the Notes was entered into, after giving effect to the incurrence of existing Indebtedness immediately prior to such time; provided, however, that it shall be a presumption in any lawsuit or
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other proceeding in which a Guarantor is a party that the amount guaranteed is the amount set forth in clause (A) above unless a creditor or representative of creditors of such Guarantor, or debtor in possession or trustee in bankruptcy of such Guarantor, otherwise proves in such a lawsuit that the aggregate liability of such Guarantor is limited to the amount set forth in clause (B). In making any determination as to the solvency or sufficiency of capital of a Guarantor in accordance with the previous sentence, the right of such Guarantor to contribution from other Guarantors, to subrogation pursuant to the following paragraph (and the corresponding paragraph in Section 11.01 of the Indenture) and
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any other rights such Guarantor may have, contractual or otherwise, shall be taken into account.

     Each Guarantor shall be subrogated to all rights of the Holders and the Trustee against the Company or any of the other Guarantors in respect of any amounts paid to the Holders and the Trustee by such Guarantor pursuant to the provisions of Article 11 of the Indenture and this Subsequent Guarantee; provided, however, that such Guarantor shall not be entitled to enforce, or to
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receive any payments arising out of or based upon, such right of subrogation until the principal of and interest on all of the Notes, and the obligations set forth in Section 7.07 of the Indenture, shall have been paid in full.

     The Subsequent Guarantee shall not be valid or become obligatory for any purpose with respect to a Note until the certificate of authentication on such Note shall have been signed by or on behalf of the Trustee.

     This Subsequent Guarantee shall be subject to all other provisions of the Indenture, including without limitation the provisions of Sections 11.02, 11.03,
11.04 and 11.05 of the Indenture, all of which are hereby incorporated into this Subsequent Guarantee by this reference. This Subsequent Guarantee shall constitute a Guarantee for purposes of the Indenture and the undersigned shall constitute a Guarantor for purposes of the Indenture. This Subsequent Guarantee shall be automatically and unconditionally released and discharged in the event that the circumstances set forth in the second paragraph of Section 4.18 of the Indenture occur with respect to the Subsequent Guarantor.

     IN WITNESS WHEREOF, the undersigned has caused this Subsequent Guarantee to be duly executed on its behalf as of the 19th day of September, 1996.


                                         KTL, INC.



                                         By:/s/ KENNETH H. EVANS, JR.
                                            ----------------------------------
                                            Name: Kenneth H. Evans, Jr.
                                            Title: Chief Financial and
                                                   Administrative Officer